Convertible Notes: (Tables)	3 Months Ended
Mar. 31, 2014
Convertible Notes: (Tables) [Abstract]
Carrying value of notes

The Modified notes were initially recorded at their estimated fair value, net of restructuring costs and are being accreted to their face value using the effective interest rate method over the expected life of the notes (See Note 11, Subsequent Event), with the resulting charge recorded as interest expense.

Carrying value of Modified Notes as of December 31, 2013	$22,956,658
Old notes	1,042,000
Total carrying value of convertible notes as of December 31, 2013	23,998,658
Accretion of modified notes during 2014	1,179,893
Total carrying value of convertible notes as of March 31, 2014	$25,178,551